EXHIBIT 10.3

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE OF THE WARRANT REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT. SUCH SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

Tatonka Oil and Gas, Inc. Warrant for the Purchase of Shares of Common Stock (par value $0.001 per share)

No. 1	616,667 Shares

                THIS CERTIFIES that, for value received, ENERGY CAPITAL SOLUTIONS, L.P., whose address is 2651 North Harwood, 410 Rolex Building, Dallas, Texas 75201 (together with any person or entity to which this Warrant (or any portion hereof) may be transferred, the “Holder”), is entitled to subscribe for and purchase from Tatonka Oil and Gas, Inc., a Colorado corporation (the “Company”), upon the terms and conditions set forth herein, 616,667 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a price of $0.20 per share (the “Exercise Price”). As used herein the term “this Warrant” shall mean and include this Warrant and any Common Stock or warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

                The number of shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) and the Exercise Price may be adjusted from time to time as hereinafter set forth. The Warrant Shares are entitled to the benefits, and subject to the obligations, set forth in the Registration Rights Agreement among the Company, the Holder and certain other parties dated concurrently herewith (the “Registration Rights Agreement”).

     1. Exercise Period. This Warrant may be exercised at any time or from time to time during the period commencing at 10:00 A.M. Central Time on October 5, 2007, and ending at 5:00 P.M. Central Time on October 4, 2017 (the “Exercise Period”).

2. Procedure for Exercise; Effect of Exercise.

     (a) Cash Exercise. This Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by (i) the presentation and surrender of this Warrant to the Company at its principal executive office along with a duly executed Notice of Exercise (in the form attached hereto) specifying the number of Warrant Shares to be purchased, and (ii) delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier’s check.

     (b) Cashless Exercise. This Warrant may also be exercised by the Holder through a cashless exercise, as described in this Section 2(b). In such case, this Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by the presentation and surrender of this Warrant to the Company at its principal office along with a duly executed Notice of Exercise specifying the number of Warrant Shares to be applied to such exercise. The number of shares of Common Stock to be issued upon exercise of this Warrant pursuant to this Section 2(b) shall equal the value of this Warrant (or the portion thereof being canceled) computed as of the date of delivery of this Warrant to the Company using the following formula:

X	=	Y(A-B)
A

Where:

X	=	the number of shares of Common Stock to be issued to Holder under this
Section 2(b);
Y	=	the number of Warrant Shares identified in the Notice of Exercise as being applied to the subject exercise;
A	=	the Current Market Price on such date; and
B	=	the Exercise Price on such date

For purposes of this Section 2(b), Current Market Price shall have the definition provided in Section 6(g).

     The Company acknowledges and agrees that this Warrant was issued on the date set forth at the end of this Warrant. Consequently, the Company acknowledges and agrees that, if the

Holder conducts a cashless exercise pursuant to this Section 2(b), the period during which the Holder held this Warrant may, for purposes of Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), be “tacked” to the period during which the Holder holds the Warrant Shares received upon such cashless exercise.

                Notwithstanding the foregoing, the Holder may conduct a cashless exercise pursuant to this Section 2(b) only after the first anniversary of the initial issuance date of this Warrant, and then only in the event that a registration statement covering the resale of the Warrant Shares is not then effective at the time that the Holder wishes to conduct such cashless exercise.

                (c) Company’s Response; Effect of Exercise. Upon receipt by the Company of a copy of a Notice of Exercise (including a copy received via facsimile), the Company shall immediately send to the Holder, via facsimile, a confirmation of receipt of such Notice of Exercise. Upon receipt by the Company of this Warrant and the original Notice of Exercise, together with proper payment of the Exercise Price, as provided in this Section 2, the Company or its designated transfer agent (the “Transfer Agent”), as applicable, shall, within three (3) business days following the date of receipt by the Company of the original Notice of Exercise (so long as this Warrant and the proper payment of the Exercise Price are received by the Company on or before such third business day), issue and deliver to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) as specified in the Notice of Exercise, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. Notwithstanding the foregoing to the contrary, the Company or its Transfer Agent shall only be obligated to issue and deliver the shares to the DTC on the Holder’s behalf via DWAC if (A) a registration statement covering the resale of the Warrant Shares has been declared effective by the Securities and Exchange Commission, (B) the exercise of this Warrant is in connection with a sale, and (C) the Holder has complied with the applicable prospectus delivery requirements. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares subject to purchase hereunder. Upon receipt by the Company of this Warrant and a Notice of Exercise, together with proper payment of the Exercise Price, as provided in this Section 2, the Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant has been surrendered and payment has been made for such Warrant Shares in accordance with this Warrant and the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

                3. Registration of Warrants; Transfer of Warrants. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares, upon surrender to the Company or its duly authorized agent.

                4. Restrictions on Transfer. (a) The Holder, as of the date of issuance hereof, represents to the Company that such Holder is acquiring the Warrants for its own account and not with a view to the distribution thereof or of the Warrant Shares. Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the related Warrant Shares shall not be transferable except pursuant to the proviso contained in the following sentence or upon the conditions specified in this Section 4, which conditions are intended, among other things, to insure compliance with the provisions of the Securities Act and applicable state law in respect of the transfer of this Warrant or such Warrant Shares. The Holder by acceptance of this Warrant agrees that the Holder will not transfer this Warrant or the related Warrant Shares prior to delivery to the Company of an opinion of the Holder’s counsel (as such opinion and such counsel are described in Section 4(b) hereof) or until registration of such Warrant Shares under the Securities Act has become effective or after a sale of such Warrant or Warrant Shares has been consummated pursuant to Rule 144 or Rule 144A under the Securities Act; provided, however, that the Holder may freely transfer this Warrant or such Warrant Shares (without delivery to the Company of an opinion of counsel) (i) to one of its nominees, affiliates or a nominee thereof, (ii) to a pension or profit-sharing fund established and maintained for its employees or for the employees of any affiliate, (iii) from a nominee to any of the aforementioned persons as beneficial owner of this Warrant or such Warrant Shares, (iv) to a qualified institutional buyer, so long as such transfer is effected in compliance with Rule 144A under the Securities Act, or (v) to an accredited investor (as such term is defined in Regulation D under the Securities Act).

                (b) The Holder, by its acceptance hereof, agrees that prior to any transfer of this Warrant or of the related Warrant Shares (other than as permitted by Section 4(a) hereof or pursuant to a registration under the Securities Act), the Holder will give written notice to the Company of its intention to effect such transfer, together with an opinion of such counsel for the Holder, to the effect that the proposed transfer of this Warrant and/or such Warrant Shares may be effected without registration under the Securities Act. Upon delivery of such notice and opinion to the Company, the Holder shall be entitled to transfer this Warrant and/or such Warrant Shares in accordance with the intended method of disposition specified in the notice to the Company.

                (c) Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant shall bear the following legend unless the opinion of counsel referred to in Section 4(b) states such legend is not required:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT. SUCH SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.”

The Holder understands that the Company may place, and may instruct any transfer agent or depository for the Warrant Shares to place, a stop transfer notation in the securities records in respect of the Warrant Shares.

                5. Reservation of Shares. The Company shall at all times during the Exercise Period reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, and all shares of Common Stock issuable upon conversion of this Warrant, shall be validly issued, fully paid, non-assessable, and free of preemptive rights, and free from all taxes, claims, liens, charges and other encumbrances.

                6. Exercise Price Adjustments. The Exercise Price shall be subject to adjustment from time to time as follows:

                (a) (i) In the event that the Company shall (A) pay a dividend or make a distribution to all its stockholders, in shares of Common Stock, on any class of capital stock of the Company or any subsidiary which is not directly or indirectly wholly owned by the Company, (B) split or subdivide its outstanding Common Stock into a greater number of shares, or (C) combine its outstanding Common Stock into a smaller number of shares, then in each such case the Exercise Price in effect immediately prior thereto shall be adjusted so that the Holder of a Warrant thereafter surrendered for Exercise shall be entitled to receive the number of shares of Common Stock that such Holder would have owned or have been entitled to receive after the occurrence of any of the events described above had such Warrant been exercised immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 6(a)(i) shall become effective immediately after the close of business on the record date in the case of a dividend or distribution (except as provided in Section 6(e) below) and shall become effective immediately after the close of business on the effective date in the case of such subdivision, split or combination, as the case may be. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock under clauses (ii) and (iii) below.

                                (ii) In the event that the Company shall commit to issue or distribute New Securities (as defined in that certain Senior Secured Note Due 2008, of even date herewith, issued by the Company to the original Holder of this Warrant), in any such case at a price per share less than the Current Market Price per share on the earliest of (A) the date the Company shall enter into a firm contract for such issuance or distribution, (B) the record date for the determination of stockholders entitled to receive any such New Securities, if applicable, or (C) the date of actual issuance or distribution of any such New Securities (provided that the issuance of Common Stock upon the exercise of New Securities that are rights, warrants, options or convertible or exchangeable securities (“New Derivative Securities”) will not cause an adjustment in the Exercise Price if no such adjustment would have been required at the time such New Derivative Security was issued), then the Exercise Price in effect immediately prior to such earliest date shall be adjusted so that the Exercise Price shall equal the price determined by multiplying the Exercise Price in effect immediately prior to such earliest date by the fraction:

                (x) whose numerator shall be (I) the number of shares of Common Stock outstanding on such date (on a fully-diluted basis after giving effect to any securities (other than the Warrants) convertible or exchangeable into Common Stock) plus (II) the number of shares of Common Stock which the aggregate offering price of the total number of New Securities so offered would have purchased at such Current Market Price (such amount, with respect to any New Derivative Securities, determined by multiplying the total number of shares of Common Stock subject thereto by the exercise price of such New Derivative Securities, and dividing the product so obtained by such Current Market Price), and

                (y) whose denominator shall be (I) the number of shares of Common Stock outstanding on such date (on a fully-diluted basis after giving effect to any securities (other than the Warrants) convertible or exchangeable into Common Stock) plus (II) the number of additional shares of Common Stock to be issued or distributed or receivable upon exercise of any such New Derivative Security.

Such adjustment shall be made successively whenever any such New Securities are issued. In determining whether any New Derivative Securities entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of shares of Common Stock so issued, there shall be taken into account any consideration received by the Company for such Common Stock or New Derivative Securities, the value of such consideration, if other than cash, to be determined by the board of directors of the Company (the “Board of Directors”), whose determination shall be conclusive and described in a certificate filed with the records of corporate proceedings of the Company. If any New Derivative Security to purchase or acquire Common Stock, the issuance of which resulted in an adjustment in the Exercise Price pursuant to this subsection (ii) shall expire and shall not have been exercised, the Exercise Price shall immediately upon such expiration be recomputed to the Exercise Price which would have been in effect had the adjustment of the Exercise Price made upon the issuance of such New Derivative Security been made on the basis of offering for subscription, purchase or issuance, as the case may be, only of that number of shares of Common Stock actually purchased or issued upon the actual exercise of such New Derivative Security.

                                (iii) In the event that the Company shall issue or distribute New Securities, in any such case at a price per share less than the then-effective Exercise Price or that would entitle the holders of the New Securities to subscribe for or purchase shares of Common Stock at less than the then-effective Exercise Price per share (provided that the issuance of Common Stock upon the exercise of New Derivative Securities will not cause an adjustment in the Exercise Price if no such adjustment would have been required at the time such New Derivative Security was issued), then the Exercise Price in effect immediately prior thereto shall be adjusted so that the Exercise Price shall equal the price at which the Company issues or distributes such New Securities (or the price at which the holders of the New Securities are entitled to subscribe for or purchase shares of Common Stock). Each such adjustment shall be made successively whenever any such New Securities are issued. In determining whether any New Derivative Securities entitle the holders to subscribe for or purchase shares of Common Stock at less than the then-effective Exercise Price per share, there shall be taken into account any consideration received by the Company for such New Derivative Securities, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a certificate filed with the records of corporate proceedings of the Company. Notwithstanding the foregoing, in no event shall an adjustment be made under this subsection (iii) if such adjustment would result in raising the then-effective Exercise Price.

                                (iv) No adjustment in the Exercise Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect; provided, however, that any adjustments that by reason of this Section 6(a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6(a) shall be made to the nearest cent or nearest 1/100th of a share.

                                (v) The Company from time to time may reduce the Exercise Price by any amount for any period of time in the discretion of the Board of Directors. A voluntary reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of this Section 6(a).

                                (vi) In the event that, at any time as a result of an adjustment made pursuant to Sections 6(a)(i) through 6(a)(iv) above, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of the Common Stock, thereafter the number of such other shares so receivable upon exercise of any such Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 6(a)(i) through 6(a)(v) above, and the other provisions of this Section 6(a) with respect to the Common Stock shall apply on like terms to any such other shares.

                (b) In case of any reclassification of the Common Stock (other than in a transaction to which Section 6(a)(i) applies), any consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), any sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange, pursuant to which share exchange the Common Stock is converted into other securities, cash or other property (any such reclassification, consolidation, merger, sale, transfer or exchange shall be referred to herein as a “Reorganization Transaction”), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization Transaction if such Warrant had been exercised in full immediately prior to such Reorganization Transaction. In case of any Reorganization Transaction, appropriate adjustment, as reasonably determined in good faith by the Board of Directors shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any such shares or other securities or property thereafter deliverable upon exercise of Warrants. The Company shall not effect any Reorganization Transaction unless prior to or simultaneously with the consummation thereof the successor corporation or other entity (if other than the Company) resulting from such Reorganization Transaction or the corporation or other entity purchasing such assets shall expressly assume, by a supplemental warrant or other acknowledgment executed and delivered to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and the due and punctual performance and observance of each and every covenant, condition, obligation and liability under this Warrant to be performed and observed by the Company in the manner prescribed herein. The provisions of this Section 6(b) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(c)	If:

	(i)	the Company shall take any action which would require an adjustment in the Exercise Price pursuant to Section 6(a); or

	(ii)	the Company shall authorize the granting to the holders of its Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of any class or any other rights, warrants or options; or

	(iii)	there shall be any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding

Common Stock or a change in par value) or any consolidation, merger or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

(iv)	there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each such case, the Company shall cause to be filed with the transfer agent for the Warrants and shall cause to be mailed to each Holder at such Holder’s address as shown on the books of the transfer agent for the Warrants, as promptly as possible, but at least 30 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights, warrants or options are to be determined, or (B) the date on which such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 6(c).

                  (d) Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly file with the transfer agent for the Warrants a certificate of an officer of the Company setting forth the Exercise Price after the adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. The Company shall promptly cause a notice of the adjusted Exercise Price to be mailed to each Holder.

                (e) In any case in which Section 6(a) provides that an adjustment shall become effective immediately after a record date for an event and the date fixed for such adjustment pursuant to Section 6(a) occurs after such record date but before the occurrence of such event, the Company may defer until the actual occurrence of such event (i) issuing to the Holder of any Warrants exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such exercise before giving effect to such adjustment, and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 6(i).

                (f) In case the Company shall take any action affecting the Common Stock, other than actions described in this Section 6, which in the opinion of the Board of Directors would materially adversely affect the exercise right of the Holders, the Exercise Price may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances.

                (g) For the purpose of any computation under Section 2(b) or this Section 6, the “Current Market Price” per share of Common Stock on any day shall mean the volume weighted average price of such security on the ten (10) consecutive trading days immediately preceding (but not including) such date as reported for consolidated transactions with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading or, if such security is not listed or admitted to trading on any national securities exchange, the volume weighted average price of such security on the ten (10) consecutive trading days immediately preceding (but not including) such date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use or, if such security is not quoted by any such organization, the volume weighted average price of such security as of the ten (10) consecutive trading days immediately preceding (but not including) such date furnished by a New York Stock Exchange member firm selected by the Company, or if such security is not quoted by any such organization and no such New York Stock Exchange member firm is able to provide such prices, such price as is determined by an Independent Financial Expert (and the costs of such determination shall be bourne entirely by the Company). An “Independent Financial Expert” shall mean a reputable accounting, appraisal or investment banking firm that is, in the reasonable judgment of the Board of Directors, qualified to perform the task for which such firm has been engaged hereunder, is nationally recognized and disinterested and Independent with respect to the Company and its affiliates and is reasonably acceptable to the Holder. “Independent” shall mean any person or entity that (A) is in fact independent, (B) does not have any direct financial interest or any material indirect financial interest in the Company or any of its subsidiaries, or in any affiliate of the Company or any of its subsidiaries (other than as a result of holding securities of the Company in trading accounts), and (C) is not an officer, employee, promoter, trustee, partner, director or person performing similar functions for the Company or any of its subsidiaries or any affiliate of the Company or any of its subsidiaries.

                (h) Upon each adjustment of the Exercise Price (other than an adjustment under Section 6(a)(iii)), this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (i) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price, by (ii) the Exercise Price in effect after such adjustment of the Exercise Price.

                (i) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

                7. Transfer Taxes. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                8. Loss or Mutilation of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company’s reasonable incidental expenses and provision of indemnification on usual and customary terms, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

                9. No Rights as a Stockholder. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

                10. Governing Law. This Warrant shall be construed in accordance with the laws of the State of Colorado applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

* * *

Dated: October 5, 2007

TATONKA OIL AND GAS, INC. By: Name: Title:

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

                FOR VALUE RECEIVED, ____________________________ hereby sells, assigns, and transfers unto __________________ a Warrant to purchase __________ shares of Common

Stock, par value $0.001 per share, of Tatonka Oil and Gas, Inc. (the “Company”), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint __________

attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:

By:

                                                                                                                Signature

     The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:	Tatonka Oil and Gas, Inc.
1515 Arapahoe Street, Tower 1
10th Floor
Denver, Colorado 80202
Attention:

NOTICE OF EXERCISE

     The undersigned hereby exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $ _________ by [tendering cash or delivering a certified check or bank cashier’s check, payable to the order of the Company] [surrendering ______ shares of Common Stock received upon exercise of the attached Warrant, which shares have a Current Market Price equal to such payment] in accordance with the terms thereof.

_______________________________________ _______________________________________ _______________________________________ (Print Name, Address and Social Security or Tax Identification Number)

Holder requests delivery to be made: (check one)

☐ By delivery of physical certificates in the name above and delivered to the above address ☐ Through Depository Trust Corporation (Account _______________________)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:

By:

Print Name

Signature

Address: